UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Core Fixed Income Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

19 Portfolio Summary

21 Investment Portfolio

32 Financial Statements

36 Financial Highlights

42 Notes to Financial Statements

52 Report of Independent Registered Public Accounting Firm

53 Tax Information

54 Investment Management Agreement Approval

59 Summary of Management Fee Evaluation by Independent Fee Consultant

64 Trustees and Officers

68 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 0.99%, 1.75%, 1.68%, 1.16% and 0.59% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS Core Fixed Income Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Core Fixed Income Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 and Class R shares on October 1, 2003 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Core Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	-11.17%	-1.05%	.82%	3.60%
Class B	-11.75%	-1.76%	.08%	2.83%
Class C	-11.84%	-1.79%	.07%	2.83%
Class R	-11.41%	-1.28%	.60%	3.35%
Institutional Class	-10.94%	-.80%	1.07%	3.86%
Barclays Capital US Aggregate Index+	.30%	3.60%	3.48%	5.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 10/31/08	$ 9.01	$ 9.00	$ 9.01	$ 9.05	$ 9.01
10/31/07	$ 10.66	$ 10.65	$ 10.66	$ 10.71	$ 10.66
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .51	$ .43	$ .43	$ .49	$ .53
October Income Dividend	$ .0451	$ .0391	$ .0390	$ .0434	$ .0472
SEC 30-day Yield as of 10/31/08++	6.09%	5.58%	5.58%	6.11%	6.64%
Current Annualized Distribution Rate as of 10/31/08++	5.91%	5.13%	5.11%	5.66%	6.18%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 5.88%, 5.44%, 5.48%, 6.09% and 6.63% for Class A, B, C, R and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.70%, 4.99%, 5.01%, 5.64% and 6.17% for Class A, B, C, R and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Fixed Income Fund — Class A [] Barclays Capital US Aggregate Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,483	$9,252	$9,949	$13,600
	Average annual total return	-15.17%	-2.56%	-.10%	3.12%
Class B	Growth of $10,000	$8,571	$9,312	$9,959	$13,221
	Average annual total return	-14.29%	-2.35%	-.08%	2.83%
Class C	Growth of $10,000	$8,816	$9,472	$10,035	$13,214
	Average annual total return	-11.84%	-1.79%	.07%	2.83%
Class R	Growth of $10,000	$8,859	$9,622	$10,305	$13,898
	Average annual total return	-11.41%	-1.28%	.60%	3.35%
Barclays Capital US Aggregate Index+	Growth of $10,000	$10,030	$11,119	$11,867	$16,290
	Average annual total return	.30%	3.60%	3.48%	5.00%

The growth of $10,000 is cumulative.

+ Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Core Fixed Income Fund — Institutional Class [] Barclays Capital US Aggregate Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$890,600	$976,100	$1,054,700	$1,460,600
	Average annual total return	-10.94%	-.80%	1.07%	3.86%
Barclays Capital US Aggregate Index+	Growth of $1,000,000	$1,003,000	$1,111,900	$1,186,700	$1,629,000
	Average annual total return	.30%	3.60%	3.48%	5.00%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	464	of	568	82
3-Year	361	of	467	78
5-Year	274	of	397	69
10-Year	89	of	199	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 0.77% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS Core Fixed Income Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Core Fixed Income Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of the DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/08
DWS Core Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	-10.86%	-.85%	.97%	3.71%
Barclays Capital US Aggregate Index+	.30%	3.60%	3.48%	5.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 9.00
10/31/07	$ 10.65
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .53
October Income Dividend	$ .0472
SEC 30-day Yield as of 10/31/08++	6.64%
Current Annualized Distribution Rate as of 10/31/08++	6.19%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 6.06% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.61% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	461	of	568	82
3-Year	363	of	467	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Fixed Income Fund — Class S [] Barclays Capital US Aggregate Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,914	$9,746	$10,492	$14,393
	Average annual total return	-10.86%	-.85%	.97%	3.71%
Barclays Capital US Aggregate Index+	Growth of $10,000	$10,030	$11,119	$11,867	$16,290
	Average annual total return	.30%	3.60%	3.48%	5.00%

The growth of $10,000 is cumulative.

+ Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 890.50	$ 887.10	$ 887.10	$ 889.10	$ 891.70	$ 891.70
Expenses Paid per $1,000*	$ 3.80	$ 7.35	$ 7.35	$ 4.99	$ 2.62	$ 2.62
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,021.11	$ 1,017.34	$ 1,017.34	$ 1,019.86	$ 1,022.37	$ 1,022.37
Expenses Paid per $1,000*	$ 4.06	$ 7.86	$ 7.86	$ 5.33	$ 2.80	$ 2.80
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.80%	1.55%	1.55%	1.05%	.55%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Core Fixed Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Fixed Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is the subadvisor for the fund. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

The fund's subadvisor is AAMI. The following members of the management team handle the day-to-day operations of the fund.

Portfolio Management Team

Gary W. Bartlett, CFA

Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

• BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

• BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

• BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank.

• BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

• BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

• BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

• Joined Aberdeen Asset Management Inc. in 2005.

• Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

• BS from St. Peter's College; MBA from Baruch College.

In the following interview, the portfolio management team discusses the market environment, fund performance and their strategy in managing DWS Core Fixed Income Fund during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the market perform?

A: Fixed-income investors faced "the perfect storm" during the 12-month period ended October 31, 2008. Unprecedented volatility was driven by a meltdown in the financial sector, total dysfunction within the fixed-income market pricing mechanism and economic weakness not seen in 80 years. Officials in Washington scrambled to find a solution, bailing out several large financial institutions, while allowing a major one, Lehman Brothers, to fail (in hindsight, a seminal event in the market meltdown). However, liquidity and functionality all but disappeared in the non-Treasury portions of the bond market. This induced massive price dislocations, which in turn resulted in an unprecedented underperformance versus Treasuries in most bond market sectors.

Treasury rates fell during the period in the context of a flight to quality among investors and massive liquidity injections to the financial system. To illustrate, the federal funds rate was cut by 3.50%, while two-year Treasury yields were down 2.38%.1 The Barclays Capital US Aggregate Index managed to break even returning 0.30%, but underperformed comparable Treasuries by 7.48% for the period.2 All spread sectors underperformed Treasuries, many to a degree which dwarfed prior periods of underperformance.3 High-grade corporate issues underperformed comparable Treasuries by 22%, commercial mortgage-backed securities lagged by 24%, and asset-backed securities lagged by 25%. Only agency-sponsored debentures and mortgage-backed securities produced returns within sight of comparable Treasuries, lagging by 2.87% and 2.50%, respectively.

1 The federal funds rate is the overnight rate charged by banks when they borrow money from each other.
2 Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 "Spread sectors" are non-Treasury bond sectors of the fixed-income market.

Q: How did the fund perform during the period?

A: DWS Core Fixed Income Fund Class A shares returned -11.17% for the 12-month period ended October 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) This compares with the -7.01% return of the average fund in the Lipper Intermediate Investment Grade Debt Funds category.4 The fund underperformed the 0.30% return of its benchmark, the Barclays Capital US Aggregate Index, for the period ending October 31, 2008.

4 The Lipper Intermediate Investment Grade Debt Funds category consists of funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into this category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What factors contributed to and detracted from the fund's performance?

A: The fund's long-term emphasis on a value style of investing, which focuses upon security selection in high-quality non-Treasury securities, was severely challenged during the period. The market environment has been characterized by a massive imbalance between supply and demand within most spread sectors in the bond market. The growth of leveraged investors around the world, both traditional (e.g., commercial bank portfolios) and non-traditional (e.g., hedge funds and various special purpose leveraged investment vehicles), in recent years created a growing investment pool for various forms of structured securities, a sector which, in turn, also grew dramatically. As a result, massive amounts of new securities had been purchased with leveraged (primarily borrowed) funds. But, with the unraveling of the relatively small subprime residential mortgage-backed securities sector, which began in mid-2007, a negative chain of events was initiated from which no non-Treasury sector was exempted. Falling asset prices among structured securities has created a self-reinforcing negative spiral of pricing in the context of forced deleveraging across all classes of leveraged investors. Notably, the meltdown in the financial sector had the effect of undermining liquidity in the bond market. Bond dealers, the traditional providers of bond market liquidity, have been rendered unable to perform that role. This has, in turn, exacerbated a massive disconnect between the fundamental quality and the market pricing of securities. This decoupling is most evident among non-agency residential and commercial mortgage-backed securities, sectors to which the fund has significant exposure.

While multiple factors have contributed to the fund's returns for the period, the primary drivers of underperformance have been non-agency residential mortgages, commercial mortgages and corporates, with particular emphasis on financials and hybrid capital securities.5 Given the distressed trading environment described above, prime non-agency mortgage bonds are priced well below even our conservative worst-case valuations, and were a major detractor from performance during the 12-month period. We believe this sector currently offers compelling value. Commercial mortgage backed securities (CMBS) also remain decoupled from fundamental value, most acutely at the very top of the capital structure where the vast majority of our exposure lies. In the current environment of deleveraging amidst illiquidity, even the highest quality CMBS spreads are being pressured wider.

5 Hybrid capital securities are a class of financial instruments that have characteristics of both debt and equity securities.

The outlook for corporates has been deteriorating based on a rapidly weakening economy and tightening financial conditions that are exerting a negative impact on all credit fundamentals. In recent months we have opportunistically taken advantage of many of the new issue spread concessions in targeted industrials, while continuing to reduce and upgrade risk exposure in financials wherever possible. Despite our efforts, corporate exposure also had a material negative impact on results.

The fund team has traditionally structured the portfolio from the bottom up. This emphasis on populating the portfolio with "cheap" securities has historically resulted in a portfolio structure that allowed for good relative performance in varying environments, even those characterized by periods of market stress. However, while the team is confident in the portfolio's fundamental soundness and its ability to withstand a long period of economic weakness, the current unprecedented period of market dislocation has recently resulted in a period of significant underperformance as compared with the benchmark.

Portfolio Summary

Asset Allocation (As % of Investment Portfolio excluding Securities Lending Collateral)	10/31/08	10/31/07

Commercial and Non-Agency Mortgage-Backed Securities	34%	37%
Mortgage-Backed Securities Pass-Throughs	20%	13%
Corporate Bonds	17%	15%
Government & Agency Obligations	12%	16%
Collateralized Mortgage Obligations	8%	8%
Municipal Bonds and Notes	4%	2%
Preferred Securities	2%	4%
Asset Backed	2%	3%
US Government Sponsored Agencies	1%	—
Cash Equivalents	—	2%
	100%	100%
Sector Diversification (As a % of Corporate Bonds and Preferred Securities)	10/31/08	10/31/07

Financials	39%	52%
Utilities	13%	23%
Energy	12%	5%
Consumer Discretionary	10%	5%
Materials	7%	2%
Consumer Staples	6%	6%
Telecommunication Services	5%	2%
Information Technology	4%	3%
Health Care	3%	1%
Industrials	1%	1%
	100%	100%
Quality	10/31/08	10/31/07

US Government and Agencies	41%	37%
AAA*	35%	43%
AA	5%	3%
A	6%	6%
BBB	13%	11%
	100%	100%
* Includes cash equivalents

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	10/31/08	10/31/07

Under 1 year	1%	1%
1-4.99 years	38%	51%
5-9.99 years	51%	39%
10-14.99 years	2%	1%
15 years or greater	8%	8%
	100%	100%

Weighted average effective maturity: 7.2 years and 6.7 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Principal Amount ($)	Value ($)

Corporate Bonds 17.0%
Consumer Discretionary 1.9%
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	843,000	810,098
Comcast Cable Holdings LLC:
7.875%, 8/1/2013	1,940,000	1,887,612
10.125%, 4/15/2022	1,980,000	2,034,743
Comcast Corp., 6.4%, 5/15/2038	880,000	673,060
Historic TW, Inc., 9.125%, 1/15/2013	4,080,000	3,919,126
McDonald's Corp., Series I, 6.3%, 10/15/2037	1,484,000	1,301,343
TCI Communications, Inc., 8.75%, 8/1/2015	4,430,000	4,171,412
Time Warner Cable, Inc.:
6.55%, 5/1/2037	5,731,000	4,364,541
6.75%, 7/1/2018	4,075,000	3,495,013
Time Warner, Inc., 6.875%, 5/1/2012	792,000	711,628
Viacom, Inc.:
5.75%, 4/30/2011	3,095,000	2,768,815
6.25%, 4/30/2016	306,000	246,751
6.875%, 4/30/2036	1,617,000	1,128,779
		27,512,921
Consumer Staples 1.1%
CVS Caremark Corp.:
6.25%, 6/1/2027	2,663,000	1,930,595
6.302%, 6/1/2037	7,442,000	5,209,400
Delhaize America, Inc., 9.0%, 4/15/2031	4,002,000	3,546,312
Kroger Co.:
6.8%, 4/1/2011	260,000	255,803
7.0%, 5/1/2018	10,000	8,958
Miller Brewing Co., 144A, 5.5%, 8/15/2013	5,930,000	5,675,069
		16,626,137
Energy 2.3%
Apache Corp., 6.9%, 9/15/2018	6,600,000	6,248,180
Baker Hughes, Inc., 7.5%, 11/15/2018	3,825,000	3,764,014
Enterprise Products Operating LLC, 5.65%, 4/1/2013	7,430,000	6,572,259
Petro-Canada, 6.8%, 5/15/2038	4,880,000	3,285,611
TransCanada PipeLines Ltd.:
6.35%, 5/15/2067	4,900,000	3,401,389
7.25%, 8/15/2038	2,170,000	1,720,116
Transocean, Inc.:
Series C, 1.5%, 12/15/2037	3,825,000	2,911,781
6.8%, 3/15/2038	2,620,000	2,034,645
Valero Energy Corp., 7.5%, 4/15/2032	1,883,000	1,438,121
XTO Energy, Inc., 6.75%, 8/1/2037	2,965,000	2,197,308
		33,573,424
Financials 5.2%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	3,210,000	2,319,247
American International Group, Inc., 144A, 8.175%, 5/15/2058	1,886,000	301,332
Bank of America NA, 5.3%, 3/15/2017	2,260,000	1,904,260
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	2,410,000	2,325,498
Citigroup, Inc., 6.5%, 8/19/2013	3,270,000	3,099,826
Corp. Andina de Fomento:
5.75%, 1/12/2017	2,300,000	1,737,137
6.875%, 3/15/2012	1,300,000	1,245,416
Discover Financial Services, 3.349%**, 6/11/2010	3,845,000	2,730,838
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	3,435,000	2,685,844
144A, 7.0%, 10/15/2037	6,916,000	4,046,655
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	3,510,000	2,713,823
FPL Group Capital, Inc.:
6.65%, 6/15/2067	5,955,000	3,453,900
Series D, 7.3%, 9/1/2067	1,125,000	731,250
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	2,425,000	1,185,970
HBOS PLC, 144A, 6.75%, 5/21/2018	1,185,000	888,236
HSBC Finance Corp., 5.25%, 1/15/2014	390,000	346,516
International Lease Finance Corp.:
6.375%, 3/25/2013	2,395,000	1,566,213
Series R, 6.625%, 11/15/2013	630,000	409,072
JPMorgan Chase & Co, 5.125%, 9/15/2014	4,080,000	3,631,469
KeyCorp., Series H, 6.5%, 5/14/2013	1,665,000	1,465,898
Merrill Lynch & Co., Inc.:
6.22%, 9/15/2026	1,000,000	703,919
6.875%, 4/25/2018	3,365,000	2,988,756
7.75%, 5/14/2038	2,690,000	2,211,721
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	4,670,000	4,174,574
Morgan Stanley, Series F, 6.0%, 4/28/2015	5,510,000	4,477,139
National Australia Bank Ltd., 144A, 5.35%, 6/12/2013 (a)	3,375,000	3,125,294
NLV Financial Corp., 144A, 6.5%, 3/15/2035	985,000	837,988
PartnerRe Finance II, 6.44%, 12/1/2066	4,649,000	2,446,373
Rio Tinto Finance USA Ltd.:
5.875%, 7/15/2013	5,000,000	4,266,550
6.5%, 7/15/2018	3,320,000	2,575,321
7.125%, 7/15/2028	630,000	460,588
StanCorp Financial Group, Inc., 6.9%, 5/29/2067	3,840,000	3,207,003
Standard Chartered Bank, 144A, 6.4%, 9/26/2017	2,400,000	1,728,790
Symetra Financial Corp., 144A, 8.3%, 10/15/2037	2,130,000	1,278,000
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	1,370,000	1,130,358
Wells Fargo & Co., 5.25%, 10/23/2012	1,800,000	1,722,420
Xstrata Finance Canada Ltd., 144A, 5.8%, 11/15/2016	724,000	554,063
		76,677,257
Health Care 0.6%
Medco Health Solutions, Inc., 6.125%, 3/15/2013	6,225,000	6,380,799
Quest Diagnostics, Inc., 6.95%, 7/1/2037	3,875,000	2,778,251
		9,159,050
Industrials 0.1%
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	1,559,093	1,372,002
Information Technology 0.9%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	797,000	568,511
International Business Machines Corp., 6.5%, 10/15/2013	3,300,000	3,395,076
Tyco Electronics Group SA, 6.0%, 10/1/2012	5,430,000	5,109,630
Xerox Corp., 6.35%, 5/15/2018	4,435,000	3,249,968
		12,323,185
Materials 1.4%
ArcelorMittal, 144A, 5.375%, 6/1/2013	5,524,000	4,488,581
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	4,683,000	3,908,479
Nucor Corp., 6.4%, 12/1/2037	2,276,000	1,715,230
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,438,000	1,736,541
Xstrata Canada Corp.:
6.0%, 10/15/2015	2,075,000	1,650,117
7.25%, 7/15/2012	6,450,000	6,153,184
		19,652,132
Telecommunication Services 1.0%
Ameritech Capital Funding, 6.25%, 5/18/2009	60,000	60,658
British Telecommunications PLC, 8.625%, 12/15/2010	1,400,000	1,383,242
Qwest Corp.:
7.5%, 10/1/2014	1,480,000	1,139,600
7.625%, 6/15/2015	5,334,000	4,080,510
Telecom Italia Capital, 7.721%, 6/4/2038	3,160,000	2,150,323
Verizon Communications, Inc., 8.75%, 11/1/2018	5,965,000	5,994,288
		14,808,621
Utilities 2.5%
Arizona Public Service Co., 6.875%, 8/1/2036	4,195,000	2,869,418
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	2,286,000	1,567,240
Commonwealth Edison Co., 6.95%, 7/15/2018	169,000	140,804
Consolidated Natural Gas Co., 6.0%, 10/15/2010	1,865,000	1,866,507
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	2,830,000	1,471,600
7.5%, 6/30/2066	5,575,000	3,066,250
Energy East Corp.:
6.75%, 6/15/2012	5,070,000	4,928,116
6.75%, 9/15/2033	970,000	712,919
6.75%, 7/15/2036	2,615,000	1,914,081
Energy Future Holdings Corp., 7.46%, 1/1/2015	1,482,485	1,353,138
Illinois Power Co., 144A, 9.75%, 11/15/2018	6,575,000	6,581,641
Integrys Energy Group, Inc., 6.11%, 12/1/2066	4,520,000	2,395,600
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	6,825,000	3,958,500
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	8,015,000	4,167,800
		36,993,614
Total Corporate Bonds (Cost $312,765,133)		248,698,343

Asset-Backed 2.3%
Automobile Receivables 1.3%
AmeriCredit Prime Automobile Receivables Trust, "A3", Series 2007-2M, 5.22%, 6/8/2012	15,650,000	14,814,556
Household Automotive Trust, "A4", Series 2006-1, 5.52%, 3/18/2013	4,450,000	4,101,459
		18,916,015
Home Equity Loans 1.0%
Chase Funding Mortgage Loan Asset-Backed Certificates, "2A2", Series 2003-4, 3.859%**, 5/25/2033	3,561,670	3,245,385
Countrywide Asset-Backed Certificates:
"A6", Series 2006-15, 5.826%, 10/25/2046	2,505,000	1,753,006
"1AF6", Series 2006-11, 6.15%, 9/25/2046	6,555,000	3,653,622
First Franklin Mortgage Loan Asset-Backed Certificates, "A3", Series 2006-FF15, 3.309%**, 11/25/2036	2,796,253	2,643,501
Renaissance Home Equity Loan Trust, "AF3", Series 2005-2, 4.499%, 8/25/2035	2,835,172	2,804,727
Securitized Asset-Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036*	487,805	49
		14,100,290
Manufactured Housing Receivables 0.0%
Green Tree Financial Corp., "A4", Series 1996-2, 7.2%, 4/15/2026	509,731	504,191
Total Asset-Backed (Cost $39,328,713)		33,520,496

Mortgage-Backed Securities Pass-Throughs 19.9%
Federal Home Loan Mortgage Corp.:
3.5%, 8/1/2035	6,416,078	5,476,602
5.0%, 4/1/2035	4,080,264	3,873,223
5.17%**, 9/1/2037	8,177,392	8,244,969
5.302%**, 6/1/2035	9,682,473	9,609,739
5.5%, with various maturities from 10/1/2023 until 1/1/2034	5,768,321	5,643,759
5.518%**, 2/1/2038	8,009,482	7,776,013
6.5%, with various maturities from 1/1/2035 until 8/1/2038	18,829,212	19,139,778
Federal National Mortgage Association:
4.5%, with various maturities from 8/1/2033 until 10/1/2033	7,686,237	7,010,689
5.0%, with various maturities from 8/1/2020 until 7/1/2037	77,645,445	74,175,539
5.5%, with various maturities from 2/1/2024 until 7/1/2037	107,542,875	104,862,283
6.0%, with various maturities from 10/1/2022 until 4/1/2024	9,279,673	9,363,076
6.5%, with various maturities from 5/1/2023 until 4/1/2037	35,580,970	36,187,869
Total Mortgage-Backed Securities Pass-Throughs (Cost $295,931,137)		291,363,539

Commercial and Non-Agency Mortgage-Backed Securities 33.6%
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,379,976	1,203,557
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-1, 5.451%, 1/15/2049	8,680,000	6,420,369
"ASB", Series 2007-4, 5.706%, 2/10/2051	5,900,000	4,618,665
"A4", Series 2007-3, 5.838%**, 6/10/2049	4,525,000	3,386,463
"A4", Series 2007-2, 5.867%**, 4/10/2049	5,225,000	3,958,146
"AM", Series 2007-4, 6.003%**, 2/10/2051	2,290,000	1,395,856
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%**, 2/25/2036	9,041,802	7,201,472
"2A1", Series 2006-4, 5.785%**, 10/25/2036	4,844,006	3,157,872
"22A1", Series 2007-4, 5.996%**, 6/25/2047	11,127,963	8,086,621
Bear Stearns Commercial Mortgage Securities, Inc.:
"AAB", Series 2007-PW15, 5.315%, 2/11/2044	7,175,000	5,553,373
"A2", Series 2007-PW16, 5.66%**, 6/11/2040	5,250,000	4,574,438
"AAB", Series 2007-PW16, 5.712%**, 6/11/2040	7,775,000	6,109,106
Chase Mortgage Finance Corp., "A1", Series 2003-S2, 5.0%, 3/25/2018	7,899	7,405
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-1, 5.25%, 1/25/2034	4,230,195	4,050,582
Citigroup Commercial Mortgage Trust, "A4", Series 2007-C6, 5.889%**, 12/10/2049	5,290,000	3,977,487
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.523%**, 3/25/2036	7,707,370	5,722,651
"1A4A", Series 2006-AR7, 5.772%**, 11/25/2036	7,707,588	6,167,957
"2A1A", Series 2007-AR8, 5.912%**, 7/25/2037	7,423,572	5,569,068
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	2,596,870	2,372,079
Citigroup/Deutsche Bank Commercial Mortgage Trust:
"A2B", Series 2007-CD4, 5.205%, 12/11/2049	10,830,000	9,448,563
"A4", Series 2007-CD4, 5.322%, 12/11/2049	3,635,000	2,679,952
"F", Series 2007-CD4, 5.555%, 12/11/2049	3,900,000	1,371,276
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	153	152
"A2", Series 2003-21T1, 5.25%, 12/25/2033	2,924,639	2,633,927
"A4", Series 2004-14T2, 5.5%, 8/25/2034	2,515,467	2,404,599
"A6", Series 2004-14T2, 5.5%, 8/25/2034	2,953,222	2,804,155
"7A1", Series 2004-J2, 6.0%, 12/25/2033	1,013	810
"1A1", Series 2004-J1, 6.0%, 2/25/2034	503,242	427,441
Countrywide Home Loans:
"A15", Series 2002-34, 4.75%, 1/25/2033	3,424,575	3,335,233
"1A1", Series 2007-HY1, 5.694%**, 4/25/2037	9,037,044	6,466,173
"A1", Series 2005-29, 5.75%, 12/25/2035	7,732,896	6,860,322
Credit Suisse Mortgage Capital Certificates:
"4A15", Series 2007-3, 5.5%, 4/25/2037	6,166,603	5,638,078
"5A14", Series 2007-1, 6.0%, 2/25/2037	6,493,039	6,108,033
CS First Boston Mortgage Securities Corp., "1A11", Series 2004-4, 5.5%, 8/25/2034	2,879,564	2,581,550
First Horizon Mortgage Pass-Through Trust:
"2A1", Series 2005-AR2, 5.11%**, 6/25/2035	4,771,958	3,892,167
"1A2", Series 2006-AR4, 5.482%**, 1/25/2037	5,681,354	4,089,272
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	7,640,000	4,144,407
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2004-J1, 5.25%, 4/25/2034	2,707,341	2,588,710
"4A1", Series 2005-AR6, 5.467%**, 11/19/2035	5,402,744	4,109,866
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2007-GG9, 5.381%, 3/10/2039	14,825,000	12,921,190
"AM", Series 2007-GG9, 5.475%, 3/10/2039	3,275,000	1,971,910
GS Mortgage Securities Corp.:
"1A1", Series 2008-2R, 144A, 7.5%, 9/25/2036	9,049,118	8,144,207
"2A1", Series 2008-2R, 144A, 7.5%, 10/25/2036	2,282,700	2,054,430
GS Mortgage Securities Corp. II:
"J", Series 2007-GG10, 144A, 5.993%**, 8/10/2045	9,913,000	2,042,793
"A4", Series 2007-GG10, 5.993%**, 8/10/2045	8,200,000	6,167,669
"AM", Series 2007-GG10, 5.993%**, 8/10/2045	12,750,000	7,833,221
"AJ", Series 2007-GG10, 5.993%**, 8/10/2045	7,590,000	4,155,249
GSR Mortgage Loan Trust:
"2A4", Series 2006-AR1, 5.178%**, 1/25/2036	9,450,000	6,627,127
"2A1", Series 2007-AR2, 5.506%**, 5/25/2047	9,792,839	7,493,507
"2A1", Series 2007-AR1, 5.998%**, 3/25/2047	17,119,706	11,261,683
Indymac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.766%**, 1/25/2037	5,079,528	3,919,810
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2007-LD11, 5.804%**, 6/15/2049	12,830,000	11,216,620
"A4", Series 2007-LD11, 5.819%**, 6/15/2049	5,030,000	3,791,674
"ASB", Series 2007-LD11, 5.819%**, 6/15/2049	13,981,000	11,114,814
"A4", Series 2007-LD12, 5.882%**, 2/15/2051	2,910,000	2,179,464
"ASB", Series 2007-CB19, 5.92%**, 2/12/2049	6,879,000	5,452,767
"AM", Series 2007-LD12, 6.062%**, 2/15/2051	6,021,000	3,739,877
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.776%**, 7/25/2035	7,255,459	5,850,681
"2A4L", Series 2006-A6, 5.56%**, 10/25/2036	7,185,000	4,708,015
"2A1" Series 2006-A5, 5.822%**, 8/25/2036	5,558,680	4,155,524
Lehman Mortgage Trust, "3A3", Series 2006-1, 5.5%, 2/25/2036	5,769,370	5,381,335
Master Adjustable Rate Mortgages Trust, "B1", Series 2004-13, 4.245%**, 12/21/2034	6,229,042	4,016,109
Master Alternative Loans Trust:
"5A1", Series 2005-2, 6.5%, 12/25/2034	670,101	444,570
"8A1", Series 2004-3, 7.0%, 4/25/2034	125,809	111,066
"6A1", Series 2004-5, 7.0%, 6/25/2034	862,010	760,993
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	4,621,333	4,146,204
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	3,578,000	3,068,931
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-7, 5.745%, 6/12/2050	3,900,000	3,049,715
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	7,325,000	6,395,150
"AM", Series 2007-HQ12, 5.632%**, 4/12/2049	4,250,000	2,575,965
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	7,655,000	5,967,050
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	1,683,290	1,658,041
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	1,374,776	1,131,263
Residential Asset Securitization Trust, "A1", Series 2004-A1, 5.25%, 4/25/2034	2,812,339	2,522,664
Residential Funding Mortgage Securities I:
"2A1", Series 2004-S9, 4.75%, 12/25/2019	4,876,929	4,660,021
"2A2", Series 2007-SA1, 5.621%**, 2/25/2037	8,607,238	5,909,922
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.821%**, 2/20/2047	5,812,439	4,625,355
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%**, 12/25/2035	8,055,000	4,045,852
"6A3", Series 2005-21, 5.4%**, 11/25/2035	5,644,000	3,529,822
"7A4", Series 2006-1, 5.62%**, 2/25/2036	6,132,000	3,385,184
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	37,797	32,033
SunTrust Adjustable Rate Mortgage Loan Trust, "3A1", Series 2007-3, 6.021%**, 6/25/2037	10,955,205	8,499,750
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	5,390,000	4,679,840
"AJ", Series 2007-C30, 5.413%, 12/15/2043	5,610,000	2,994,966
"A2", Series 2007-C31, 5.421%, 4/15/2047	19,950,000	17,213,987
"A2", Series 2007-C32, 5.92%**, 6/15/2049	3,275,000	2,853,785
"B", Series 2007-C32, 5.741%**, 6/15/2049	4,650,000	2,199,342
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR14, 5.05%**, 12/25/2035	6,100,000	4,322,093
"1A3", Series 2005-AR16, 5.103%**, 12/25/2035	6,220,000	4,113,723
"4A1", Series 2007-HY3, 5.349%**, 3/25/2037	10,258,336	7,517,165
"1A1", Series 2007-HY5, 5.511%**, 5/25/2037	6,109,329	3,795,640
"1A1", Series 2007-HY4, 5.542%**, 4/25/2037	11,732,636	7,579,005
"1A1", Series 2006-AR16, 5.602%**, 12/25/2036	7,410,129	5,139,377
"1A1", Series 2007-HY2, 5.612%**, 12/25/2036	6,032,216	4,443,924
"2A2", Series 2006-AR16, 5.636%**, 12/25/2036	17,100,000	11,342,148
"1A3", Series 2006-AR8, 5.878%**, 8/25/2046	7,705,000	5,176,364
"3A1", Series 2007-HY7, 5.904%**, 7/25/2037	4,310,709	2,953,087
Wells Fargo Mortgage-Backed Securities Trust:
"4A2", Series 2005-AR16, 4.993%**, 10/25/2035	8,150,000	4,850,339
"2A5", Series 2006-AR2, 5.106%**, 3/25/2036	16,438,391	12,823,748
"3A2", Series 2006-AR8, 5.237%**, 4/25/2036	10,170,000	7,377,064
"A1", Series 2006-3, 5.5%, 3/25/2036	6,321,349	5,672,075
"A6", Series 2006-AR11, 5.51%**, 8/25/2036	10,255,000	6,187,763
"2A5", Series 2006-AR1, 5.551%**, 3/25/2036	8,400,000	4,993,053
"1A3", Series 2006-6, 5.75%, 5/25/2036	5,291,541	4,995,445
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $645,011,129)		491,061,013

Collateralized Mortgage Obligations 7.6%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	2,020,869	2,012,415
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	6,253,666	6,016,000
"TA", Series 2750, 5.0%, 2/15/2032	7,525,000	7,091,699
"EG", Series 2836, 5.0%, 12/15/2032	4,295,000	4,053,982
"NE", Series 2802, 5.0%, 2/15/2033	90,000	85,201
"OE", Series 2840, 5.0%, 2/15/2033	5,050,000	4,717,041
"PD", Series 2893, 5.0%, 2/15/2033	9,696,000	9,111,516
"TE", Series 2827, 5.0%, 4/15/2033	65,000	61,378
"XD", Series 2941, 5.0%, 5/15/2033	10,975,000	10,232,733
"PE", Series 2864, 5.0%, 6/15/2033	40,000	37,808
"UE", Series 2911, 5.0%, 6/15/2033	10,815,000	10,122,840
"BG", Series 2869, 5.0%, 7/15/2033	1,230,000	1,160,831
"PD", Series 2939, 5.0%, 7/15/2033	3,414,000	3,189,241
"KD", Series 2915, 5.0%, 9/15/2033	5,936,000	5,557,238
"KE", Series 2934, 5.0%, 11/15/2033	53,000	49,533
"ND", Series 3036, 5.0%, 5/15/2034	8,222,000	7,630,541
"NB", Series 2864, 5.5%, 7/15/2033	4,007,000	3,804,341
"QB" Series 3242, 5.5%, 1/15/2034	4,570,000	4,416,384
"AC", Series R007, 5.875%, 5/15/2016	4,504,215	4,632,497
"YB", Series 2205, 6.0%, 5/15/2029	498,074	495,826
"PE", Series 2165, 6.0%, 6/15/2029	4,718,833	4,627,237
Federal National Mortgage Association:
"BG", Series 2005-12, 5.0%, 10/25/2033	2,457,000	2,294,666
"EC", Series 2005-15, 5.0%, 10/25/2033	80,000	74,714
"HE", Series 2005-22, 5.0%, 10/25/2033	25,000	23,293
"PE", Series 2005-14, 5.0%, 12/25/2033	90,000	84,067
"WD", Series 2005-86, 5.0%, 3/25/2034	12,660,000	11,745,018
"J", Series 1998-36, 6.0%, 7/18/2028	3,576,145	3,615,444
"PH", Series 1999-19, 6.0%, 5/25/2029	4,685,405	4,607,311
"Z", Series 2001-14, 6.0%, 5/25/2031	14,318	14,048
Total Collateralized Mortgage Obligations (Cost $115,268,349)		111,564,843

Municipal Bonds and Notes 3.9%
Alameda, CA, Corridor Transportation Authority Revenue, Series C, 6.6%, 10/1/2029 (b)	4,675,000	4,182,910
Chicago, IL, Transit Authority, Transfer Tax Receipts Revenue, Series A, 6.899%, 12/1/2040	5,575,000	5,622,889
Contra Costa County, CA, Multi-Family Housing Revenue, Willow Pass Apartments, Series D, 6.8%, 12/1/2015	1,075,000	1,038,063
Indianapolis, IN, Local Public Improvement Bond Bank, Series A, 5.0%, 2/1/2038	3,020,000	2,712,624
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Series L, 6.02%, 9/1/2021 (b)	6,480,000	6,151,983
Pomona, CA, Pension Obligation, Series AR, 5.732%, 7/1/2025 (b)	2,245,000	1,999,644
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016	3,640,000	3,261,586
Port Authority New York & New Jersey, General Obligation, 6.4%, 3/15/2027 (b)	5,945,000	5,963,430
Pueblo of Santa Ana, NM, Certificates of Participation, "A", 5.875%, 4/1/2024	7,440,000	6,303,391
Rancho Cordova, CA, Certificates of Partnership, City Hall Acquisition, Series B, 5.65%, 2/1/2024 (b)	4,340,000	3,958,557
Riverside, CA, Public Financing Authority, Tax Allocation Revenue, University Corridor, Series D, 5.89%, 8/1/2032 (b)	925,000	747,844
Texas, Pharr-San Juan-Alamo Independent School District, School Building, 5.0%, 2/1/2038	2,445,000	2,248,055
Texas, Eagle Mountain & Saginaw Independent School District, School Building, 5.0%, 8/15/2038	2,610,000	2,412,475
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, Zero Coupon, 1/22/2012	1,300,000	1,067,274
Series A, Zero Coupon, 6/12/2013	1,500,000	1,106,865
Series C, Zero Coupon, 7/31/2013	3,500,000	2,557,275
Wilkes Barre, PA, General Obligation, Series C, 5.48%, 11/15/2024 (b)	6,315,000	5,442,014
Total Municipal Bonds and Notes (Cost $59,973,793)		56,776,879

Government & Agency Obligations 12.3%
US Government Sponsored Agency 0.5%
Federal National Mortgage Association, 6.625%, 11/15/2030	7,040,000	7,956,425
US Treasury Obligations 11.8%
US Treasury Bonds:
4.5%, 5/15/2038 (a)	5,170,000	5,284,303
5.5%, 8/15/2028 (a)	23,422,000	25,577,550
6.0%, 2/15/2026	3,530,000	4,023,925
US Treasury Notes:
2.0%, 9/30/2010	2,595,000	2,619,126
2.75%, 10/31/2013	56,912,000	56,672,400
3.125%, 9/30/2013 (a)	92,000	93,495
4.0%, 8/15/2018 (a)	51,825,000	51,893,824
4.875%, 5/31/2011 (f)	1,500,000	1,624,687
5.125%, 5/15/2016 (a)	23,695,000	25,685,001
		173,474,311
Total Government & Agency Obligations (Cost $184,301,180)		181,430,736

Preferred Securities 2.4%
Financials
American General Institutional Capital, Series B, 144A, 8.125%, 3/15/2046	7,382,000	1,317,200
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	1,700,000	1,546,524
Bank of America Corp., Series M, 8.125%, 5/15/2018 (c)	10,150,000	7,865,540
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (c)	2,560,000	1,779,456
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	2,455,000	1,174,924
JPMorgan Chase & Co., Series 1, 7.9%, 4/30/2018 (c)	4,670,000	3,784,755
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011 (c)	12,040,000	6,091,999
PNC Preferred Funding Trust I, 144A, 8.7%, 3/15/2013 (c)	5,300,000	4,275,723
Royal Bank of Scotland Group PLC:
144A, 6.99%, 10/5/2017 (c)	2,990,000	1,602,580
Series U, 7.64%, 9/29/2017 (c)	2,500,000	1,196,170
XL Capital Ltd.:
Series C, 6.102%, 7/15/2013 (c)	119,200	1,217,819
Series E, 6.5%, 4/15/2017 (c)	4,470,000	1,251,600
ZFS Finance USA Trust V, 144A, 6.5%, 5/9/2037	4,895,000	2,643,300
Total Preferred Securities (Cost $60,341,699)		35,747,590
	Shares	Value ($)

Preferred Stock 0.1%
Financials
Delphi Financial Group, Inc., 7.376% (Cost $2,335,000)	93,400	934,000

Securities Lending Collateral 7.8%
Daily Assets Fund Institutional, 2.63% (d) (e) (Cost $114,210,225)	114,210,225	114,210,225

Cash Equivalents 0.4%
Cash Management QP Trust, 2.30% (d) (Cost $5,612,324)	5,612,324	5,612,324
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,835,078,682)+	107.3	1,570,919,988
Other Assets and Liabilities, Net (a)	(7.3)	(107,417,386)
Net Assets	100.0	1,463,502,602
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2008.
+ The cost for federal income tax purposes was $1,835,558,597. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $264,638,609. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,262,678 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $266,901,287.
(a) All or a portion of these securities were on loan amounting to $78,408,415. In addition, included in other assets and liabilities is a pending sale, amounting to $31,918,380, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2008 amounted to $110,326,795, which is 7.5% of net assets.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial group, Inc.	0.6
Assured Guaranty Corp.	0.4
MBIA Corporation	0.8
(c) Date shown is call date; not a maturity date for the perpetual preferred securities.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f) At October 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open future contracts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At October 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
5-Year US Treasury Notes	12/31/2008	755	84,523,271	85,509,649	986,378

At October 31, 2008, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Notes	12/19/2008	560	64,757,210	63,323,750	1,433,460

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $1,715,256,133) — including $78,408,415 of securities loaned	$ 1,451,097,439
Investment in Daily Assets Fund Institutional (cost $114,210,225)*	114,210,225
Investment in Cash Management QP Trust (cost $5,612,324)	5,612,324
Total investments, at value (cost $1,835,078,682)	1,570,919,988
Receivable for investments sold	95,419,563
Dividend receivable	43,057
Interest receivable	13,879,080
Receivable for Fund shares sold	5,878,977
Receivable for daily variation margin on open futures contracts	173,828
Foreign taxes recoverable	6,308
Due from Advisor	71,326
Other assets	96,445
Total assets	1,686,488,572
Liabilities
Cash overdraft	38,320,456
Payable for investments purchased	62,700,195
Payable for Fund shares redeemed	5,637,166
Payable upon return of securities loaned	114,210,225
Distributions payable	1,001,891
Accrued management fee	531,032
Other accrued expenses and payables	585,005
Total liabilities	222,985,970
Net assets, at value	$ 1,463,502,602
Net Assets Consist of:
Distributions in excess of net investment income	(408,705)
Net unrealized appreciation (depreciation) on: Investments	(264,158,694)
Futures	2,419,838
Accumulated net realized gain (loss)	(17,246,939)
Paid-in capital	1,742,897,102
Net assets, at value	$ 1,463,502,602
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price (a) per share ($562,143,824 ÷ 62,389,722 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.01
Maximum offering price per share (100 ÷ 95.50 of $9.01)	$ 9.43

Class B

Net Asset Value, offering and redemption price (a) (subject to contingent deferred sales charge) per share ($22,775,000 ÷ 2,529,206 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.00

Class C

Net Asset Value, offering and redemption price (a) (subject to contingent deferred sales charge) per share ($48,289,731 ÷ 5,360,475 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.01
Class R Net Asset Value, offering and redemption price (a) per share ($3,371,010 ÷ 372,386 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.05
Class S Net Asset Value, offering and redemption price (a) per share ($86,338,767 ÷ 9,589,345 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.00

Institutional Class

Net Asset Value, offering and redemption price (a) per share ($740,584,270 ÷ 82,196,038 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.01
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Dividends	$ 212,602
Interest (net of foreign taxes withheld of $23,395)	92,438,607
Interest — Cash Management QP Trust	924,430
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	840,769
Total Income	94,416,408
Expenses: Management fee	6,564,640
Administration fee	1,646,664
Services to shareholders	2,175,104
Distribution and service fees	2,791,216
Custodian fee	56,059
Professional fees	109,754
Trustees' fees and expenses	65,460
Reports to shareholders	198,859
Registration fees	104,416
Other	90,252
Total expenses before expense reductions	13,802,424
Expense reductions	(1,900,904)
Total expenses after expense reductions	11,901,520
Net investment income	82,514,888
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,118,796)
Futures	(492,119)
(5,610,915)
Change in net unrealized appreciation (depreciation) on: Investments	(263,714,136)
Futures	2,419,838
(261,294,298)
Net gain (loss)	(266,905,213)
Decrease in net assets from operations	$ (184,390,325)
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income	$ 82,514,888	$ 71,932,578
Net realized gain (loss)	(5,610,915)	3,515,345
Change in net unrealized appreciation (depreciation)	(261,294,298)	(11,616,831)
Net increase (decrease) in net assets resulting from operations	(184,390,325)	63,831,092
Distributions to shareholders from: Net investment income: Class A	(37,170,580)	(32,452,664)
Class B	(1,209,215)	(1,273,484)
Class C	(2,650,350)	(2,393,993)
Class R	(230,678)	(227,707)
Class S	(6,071,726)	(5,994,657)
Institutional Class	(35,160,010)	(29,528,773)
Total distributions	(82,492,559)	(71,871,278)
Fund share transactions: Proceeds from shares sold	829,832,689	648,959,442
Reinvestment of distributions	74,789,114	64,247,543
Cost of shares redeemed	(823,455,972)	(478,841,894)
Redemption fees	32,927	14,546
Net increase (decrease) in net assets from Fund share transactions	81,198,758	234,379,637
Increase (decrease) in net assets	(185,684,126)	226,339,451
Net assets at beginning of period	1,649,186,728	1,422,847,277
Net assets at end of period (including distributions in excess of net investment income of $408,705 and $431,034, respectively)	$ 1,463,502,602	$ 1,649,186,728

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Income (loss) from investment operations: Net investment income[a]	.51	.49	.47	.44	.46
Net realized and unrealized gain (loss)	(1.65)	(.06)	.02	(.30)	.20
Total from investment operations	(1.14)	.43	.49	.14	.66
Less distributions from: Net investment income	(.51)	(.49)	(.48)	(.44)	(.46)
Net realized gains	—	—	(.02)	(.05)	(.08)
Total distributions	(.51)	(.49)	(.50)	(.49)	(.54)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Total Return (%)[b,c]	(11.17)	4.14	4.72	1.28	6.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	562	788	611	431	221
Ratio of expenses before expense reductions (%)	.97	.99	.95	.81	.81
Ratio of expenses after expense reductions (%)	.80	.80	.82	.80	.80
Ratio of net investment income (%)	4.93	4.64	4.50	4.04	4.20
Portfolio turnover rate (%)	223	194	173	177[d]	190
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.71	$ 10.72	$ 11.07	$ 10.96
Income (loss) from investment operations: Net investment income[a]	.43	.41	.39	.36	.38
Net realized and unrealized gain (loss)	(1.65)	(.06)	.02	(.30)	.20
Total from investment operations	(1.22)	.35	.41	.06	.58
Less distributions from: Net investment income	(.43)	(.41)	(.40)	(.36)	(.39)
Net realized gains	—	—	(.02)	(.05)	(.08)
Total distributions	(.43)	(.41)	(.42)	(.41)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.00	$ 10.65	$ 10.71	$ 10.72	$ 11.07
Total Return (%)[b]	(11.75)[c]	3.36[c]	3.94[c]	.51[c]	5.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	31	35	41	44
Ratio of expenses before expense reductions (%)	1.72	1.75	1.67	1.56	1.55
Ratio of expenses after expense reductions (%)	1.55	1.55	1.57	1.55	1.55
Ratio of net investment income (%)	4.18	3.89	3.75	3.29	3.45
Portfolio turnover rate (%)	223	194	173	177[d]	190
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Income (loss) from investment operations: Net investment income[a]	.43	.41	.39	.36	.38
Net realized and unrealized gain (loss)	(1.65)	(.06)	.02	(.30)	.20
Total from investment operations	(1.22)	.35	.41	.06	.58
Less distributions from: Net investment income	(.43)	(.41)	(.40)	(.36)	(.38)
Net realized gains	—	—	(.02)	(.05)	(.08)
Total distributions	(.43)	(.41)	(.42)	(.41)	(.46)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Total Return (%)[b]	(11.84)[c]	3.37[c]	3.94[c]	.52[c]	5.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	69	55	55	52
Ratio of expenses before expense reductions (%)	1.66	1.68	1.63	1.56	1.53
Ratio of expenses after expense reductions (%)	1.55	1.55	1.57	1.55	1.53
Ratio of net investment income (%)	4.18	3.89	3.75	3.29	3.47
Portfolio turnover rate (%)	223	194	173	177[d]	190
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales changes.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class R Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 10.77	$ 10.77	$ 11.12	$ 10.99
Income (loss) from investment operations: Net investment income[a]	.48	.47	.45	.41	.43
Net realized and unrealized gain (loss)	(1.65)	(.06)	.02	(.30)	.17
Total from investment operations	(1.17)	.41	.47	.11	.60
Less distributions from: Net investment income	(.49)	(.47)	(.45)	(.41)	(.39)
Net realized gains	—	—	(.02)	(.05)	(.08)
Total distributions	(.49)	(.47)	(.47)	(.46)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.05	$ 10.71	$ 10.77	$ 10.77	$ 11.12
Total Return (%)	(11.41)[b]	3.88[b]	4.56[b]	1.04	6.00[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	10	7	3
Ratio of expenses before expense reductions (%)	1.18	1.16	1.12	1.05	1.06
Ratio of expenses after expense reductions (%)	1.05	1.05	1.08	1.05	1.04
Ratio of net investment income (%)	4.68	4.39	4.24	3.79	3.96
Portfolio turnover rate (%)	223	194	173	177[c]	190
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.71	$ 10.73	$ 11.02
Income (loss) from investment operations: Net investment income[b]	.53	.52	.49	.34
Net realized and unrealized gain (loss)	(1.65)	(.06)	.00***	(.29)
Total from investment operations	(1.12)	.46	.49	.05
Less distributions from: Net investment income	(.53)	(.52)	(.49)	(.34)
Net realized gains	—	—	(.02)	—
Total distributions	(.53)	(.52)	(.51)	(.34)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.00	$ 10.65	$ 10.71	$ 10.73
Total Return (%)[c]	(10.86)	4.40	4.73	.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	133	113	1
Ratio of expenses before expense reductions (%)	.80	.77	.93	.81*
Ratio of expenses after expense reductions (%)	.55	.55	.67	.74*
Ratio of net investment income (%)	5.18	4.89	4.65	4.12*
Portfolio turnover rate (%)	223	194	173	177[d]
[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Income (loss) from investment operations: Net investment income[a]	.54	.52	.50	.47	.49
Net realized and unrealized gain (loss)	(1.66)	(.06)	.01	(.30)	.19
Total from investment operations	(1.12)	.46	.51	.17	.68
Less distributions from: Net investment income	(.53)	(.52)	(.50)	(.47)	(.48)
Net realized gains	—	—	(.02)	(.05)	(.08)
Total distributions	(.53)	(.52)	(.52)	(.52)	(.56)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Total Return (%)[b]	(10.94)	4.40	4.98	1.52	6.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	740	624	599	571	656
Ratio of expenses before expense reductions (%)	.58	.59	.61	.56	.56
Ratio of expenses after expense reductions (%)	.55	.55	.58	.55	.55
Ratio of net investment income (%)	5.18	4.89	4.74	4.29	4.45
Portfolio turnover rate (%)	223	194	173	177[c]	190
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into future contracts to hedge against changes in interest rates, security prices or currency exchange rates or for certain non-hedging purposes. The Fund may use derivatives as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $14,347,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2014 ($11,016,000) and October 31, 2016 ($3,331,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 593,186
Capital loss carryforwards	$ (14,347,000)
Net unrealized appreciation (depreciation) on investments	$ (264,638,609)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income*	$ 82,492,559	$ 71,871,278
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $913,980,308 and $686,865,287, respectively. Purchases and sales of US Treasury obligations aggregated $2,797,204,087 and $2,914,991,448, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

The Advisor has agreed to voluntarily waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class R	1.05%
Class S	.55%
Institutional Class	.55%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period from November 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class R	1.25%
Class S	.75%

Accordingly, for the year ended October 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Furthermore, for the year ended October 31, 2008, the Advisor reimbursed $178,914 and $4,929 of sub-recordkeeping expenses for Class S and Institutional Class, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2008, the Advisor received an Administration Fee of $1,646,664, of which $131,142 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 1,025,420	$ 1,025,420
Class B	39,856	39,856
Class C	56,314	56,314
Class S	116,855	116,855
Class R	3,554	3,554
Institutional Class	163,160	163,160
	$ 1,405,159	$ 1,405,159

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 217,641	$ 16,108
Class C	478,366	33,195
Class R	12,381	1,481
	$ 708,388	$ 50,784

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 1,840,070	261,943	$ 62,856.21%
Class B	72,150	9,933	4,262.21%
Class C	158,250	14,821	6,871.22%
Class R	12,358	2,837	1,399.19%
	$ 2,082,828	$ 289,534	$ 75,388

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008, aggregated $17,682.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares aggregated $57,296 and $12,677, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2008, DIDI received $760 for Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,442, of which $8,880 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $8,814 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the Fund's custodian fee was reduced by $3,027 and $10,527, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	20,160,102	$ 210,270,359	33,330,066	$ 355,490,098
Class B	412,667	4,284,362	339,254	3,618,894
Class C	1,495,993	15,546,787	2,558,572	27,290,752
Class R	165,810	1,743,093	165,566	1,775,455
Class S	3,701,852	38,260,288	5,347,387	56,981,532
Institutional Class	55,340,800	559,727,800	19,104,922	203,802,711
		$ 829,832,689		$ 648,959,442
Shares issued to shareholders in reinvestment of distributions
Class A	3,328,061	$ 34,175,276	2,806,393	$ 29,904,573
Class B	86,919	891,021	90,517	964,652
Class C	180,012	1,849,701	153,123	1,631,249
Class R	22,283	229,917	20,742	222,266
Class S	485,030	4,980,519	447,446	4,766,619
Institutional Class	3,207,797	32,662,680	2,510,997	26,758,184
		$ 74,789,114		$ 64,247,543
Shares redeemed
Class A	(34,987,055)	$ (357,134,677)	(19,215,602)	$ (204,798,672)
Class B	(858,201)	(8,722,602)	(794,246)	(8,456,480)
Class C	(2,773,720)	(28,369,193)	(1,361,813)	(14,524,640)
Class R	(281,382)	(2,859,639)	(662,984)	(7,138,226)
Class S	(7,044,982)	(72,351,339)	(3,939,860)	(41,898,265)
Institutional Class	(34,913,430)	(354,018,522)	(18,928,692)	(202,025,611)
		$ (823,455,972)		$ (478,841,894)
Redemption fees		$ 32,927		$ 14,546
Net increase (decrease)
Class A	(11,498,892)	$ (112,678,932)	16,920,857	$ 180,601,564
Class B	(358,615)	(3,547,219)	(364,475)	(3,872,504)
Class C	(1,097,715)	(10,972,117)	1,349,882	14,397,482
Class R	(93,289)	(886,615)	(476,676)	(5,140,270)
Class S	(2,858,100)	(29,108,247)	1,854,973	19,852,451
Institutional Class	23,635,167	238,391,888	2,687,227	28,540,914
		$ 81,198,758		$ 234,379,637

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Core Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Fixed Income Fund (the "Fund") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 0.21% of the income dividends paid during the Fund's fiscal year ended October 31, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $234,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Aberdeen Asset Management, Inc. ("AAMI") in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and AAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and AAMI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and AAMI to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and AAMI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe for the one- and three-year periods and the 2nd quartile of the applicable Lipper universe for the five-year period ended December 31, 2007 (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in the Fund's management structure.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and AAMI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to AAMI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and AAMI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Class A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Core Fixed Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE FIXED INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$71,212	$0	$0	$0
2007	$66,550	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008